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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Pan Pacific Retail Properties, Inc.


We consent to the use of our reports included in the annual report on Form 10-K and in the Current Report on Form 8-K filed on October 2, 1998, both incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                            /s/  KPMG Peat Marwick, LLP


San Diego, California
October 19, 1998